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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): December 28, 2001
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                            ALLCITY INSURANCE COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-7411                                          13-2530665
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(Commission File Number)                    (I.R.S. Employer Identification No.)


    355 ADAMS STREET, BROOKLYN, N.Y.                           11201-3731
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (718) 422-4000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

                     The information set forth in the press release issued by Allcity Insurance Company on December 28, 2001, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

(c)        Exhibits.

99.1       Press release of Allcity Insurance Company dated December 28, 2001.













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                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ALLCITY INSURANCE COMPANY

                                     BY: /S/ ROCCO J. NITTOLI
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                                         Name: ROCCO J. NITTOLI
                                         Title: Chief Operating Officer



Date: January 2, 2001















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
                                  EXHIBIT INDEX
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Item No.
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 99.1        Press release of Allcity Insurance Company dated December 28, 2001.


















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